Exhibit 10.1

Execution Version

AMENDMENT NO. 3 AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 22, 2013 is entered into by and among Alkermes, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Borrower”), Alkermes plc, a company incorporated under the laws of the Republic of Ireland (“Holdings”), Alkermes Pharma Ireland Limited, a private limited company organized under the laws of the Republic of Ireland (“Intermediate Holdco”), Alkermes US Holdings, Inc. (“Holdco”), Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the undersigned lenders. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)                                 The Borrower, Holdings, Intermediate Holdco, Holdco, the Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets, Inc. and JPMorgan Chase Bank, N.A., as co-syndication agents and the financial institutions from time to time party thereto as term lenders (the “Lenders”) entered into that certain Amended and Restated Credit Agreement, initially dated as of September 16, 2011 and amended and restated on September 25, 2012, as further amended as of February 14, 2013 (the “Credit Agreement”);

(2)                                 The Borrower, Holdings, the other Loan Parties party thereto have requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement and grant certain waivers thereunder, and the Lenders and the Administrative Agent have agreed to such amendments and waivers, as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.                            Amendments and Waivers to Credit Agreement. 1.1. Amendments

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) The definition of “ECF Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting “March 31, 2014” appearing therein and substituting in lieu therefor “December 31, 2013”.

(b) The definition of “Excess Cash Flow Payment Period” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting “March 31, 2014” appearing therein and substituting in lieu therefor “December 31, 2013”.

(c) Section 3.2(c) of the Credit Agreement is hereby amended by deleting “March 31, 2014” appearing therein and substituting in lieu therefor “December 31, 2013”.

1.2. Waiver

The Lenders, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby waive Section 7.11(a) thereof in order to permit Holdings to change its fiscal year such that it will end on December 31 of each year, commencing with the fiscal year ending on December 31, 2013.

SECTION 2.                            Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the First-Lien Credit Agreement,” “the Amended and Restated Credit Agreement,” “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended and waived by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

SECTION 3.                            Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions shall have been satisfied (or waived):

(a) The Administrative Agent shall have received from (i) the Lenders under the Credit Agreement constituting Required Lenders, and (ii) the Administrative Agent, executed counterparts of this Amendment or written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment on, or prior to, 5 p.m., New York City time on May 8, 2013 (the “Consent Deadline”).

(b) The Administrative Agent shall have received from the Loan Parties party hereto, executed counterparts of this Amendment or written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.

(c) As of the Effective Date, no event shall have occurred and be continuing that would constitute a Default or Event of Default under the Agreement.

SECTION 4.                            Costs and Expenses.

The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration,

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modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of Shearman & Sterling LLP, counsel for the Administrative Agent), are expenses that the Borrower are required to pay or reimburse pursuant to Section 10.5 of the Credit Agreement.

SECTION 5.                            Miscellaneous.

(a) Execution in Counterpart. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c) Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

(d) Waiver & Modification. No provision of this Amendment may be modified, altered or otherwise amended, except by an instrument in writing executed by each of the parties hereto.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER:

ALKERMES, INC., as Borrower

By:	/s/ James M. Frates
Name: James M. Frates
Title: Senior Vice President, Chief
Financial Officer & Treasurer

Alkermes

May 2013 Amendment and Waiver

GIVEN under the common seal of
ALKERMES PLC, as Holdings
and DELIVERED as a DEED

/s/ Shane Cooke
President

/s/ Tom Riordan
Assistant Secretary

Alkermes

May 2013 Amendment and Waiver

ALKERMES US HOLDINGS, INC., as Holdco

By:	/s/ James M. Frates
Name: James M. Frates
Title: VP, CFO and Treasurer

Alkermes

May 2013 Amendment and Waiver

GIVEN under the common seal of
ALKERMES PHARMA IRELAND LIMITED,
as Intermediate Holdco
and DELIVERED as a DEED

/s/ Richie Paul
Director

/s/ Tom Riordan
Assistant Secretary

Alkermes

May 2013 Amendment and Waiver

MORGAN STANLEY SENIOR
FUNDING, INC.,
as a Lender

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

Alkermes

May 2013 Amendment and Waiver

Lender Signature Pages on File with the

Administrative Agent

Alkermes

May 2013 Amendment and Waiver